UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Reports on Form 8-K of Novelion Therapeutics Inc. (the “Company” or “Novelion”) on May 21, 2019, September 11, 2019 and September 25, 2019, Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, “Aegerion”), each a subsidiary of the Company, filed voluntary petitions under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on May 20, 2019 and, on September 10, 2019, the Bankruptcy Court entered an order confirming Aegerion’s First Amended Joint Chapter 11 Plan (the “Plan”), as modified to reflect certain resolutions agreed to among various parties. As a result of confirmation of the Plan, the Bankruptcy Court authorized Aegerion to consummate the transactions contemplated by the Plan, including the acquisition by Amryt Pharma Plc (the “Plan Investor”) of 100 percent of the outstanding equity interests of reorganized Aegerion Pharmaceuticals, Inc. The Plan Investor’s shareholders approved the acquisition at a meeting held for that purpose on September 19, 2019 and the acquisition was completed on September 24, 2019 (the “Closing”).

On September 25, 2019, the Company received a letter from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that Nasdaq has determined an additional basis for delisting the Company’s common stock from the Nasdaq Global Select Market pursuant to the Staff’s discretionary authority under Listing Rule 5101. The letter stated that the Staff’s determination was based on its belief that, subsequent to the Closing, the Company no longer has an operating business and is a “public shell”.

On September 26, 2019, the Company received another letter from the Staff, notifying the Company that because certain directors resigned from their respective positions as members of the Board of Directors of the Company and from all committees thereof effective at the Closing, the Company no longer complies with Nasdaq’s audit committee requirement set forth in Listing Rule 5605.

As previously reported, the Company has a hearing scheduled with the Nasdaq Hearings Panel (the “Panel”) for October 3, 2019, requesting that the Panel permit the Company to maintain its Nasdaq listing, despite the Company’s non-compliance with various listing requirements, at least until the Company’s upcoming annual general meeting at which it will ask shareholders to consider and approve, among other things, a plan of liquidation for the Company. The Company will assess what, if any, additional steps should be taken by, or are available to, the Company with respect to its continued listing on the Nasdaq Global Select Market subsequent to that hearing. The Company can provide no assurance as to the outcome of any appeal or that the Company can regain or maintain compliance with the Nasdaq Listing Rules and the Company’s securities may be delisted from Nasdaq.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon and in connection with the Closing, Barbara Chan is no longer serving as the Principal Accounting Officer of Novelion. Michael Price, the Company’s Executive Vice President and Chief Financial Officer, will be performing the functions of Principal Accounting Officer for Novelion.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information About the Proposed Transaction and Where to Find It

Novelion has filed with the U.S. Securities and Exchange Commission (the “Commission”) a preliminary proxy statement and plans to file and mail to its shareholders a definitive proxy statement in connection with its annual general meeting of shareholders and its proposed voluntary liquidation and dissolution.  Security holders of Novelion are urged to read the proxy statement and the other relevant materials as and when they become available because such materials contain important information about Novelion’s annual general meeting of shareholders and its proposed voluntary liquidation and dissolution. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Novelion with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS AS AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO NOVELION’S ANNUAL GENERAL MEETING OF SHAREHOLDERS AND ITS PROPOSED VOLUNTARY LIQUIDATION AND DISSOLUTION.

Participants in the Solicitation

Upon the mailing of the definitive proxy statement, Novelion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Novelion in connection with Novelion’s annual general meeting of shareholders and its proposed voluntary liquidation and dissolution.  Information about those directors and executive officers of Novelion, including their ownership of Novelion securities, is set forth in the preliminary proxy statement filed with the Commission on September 20, 2019.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Novelion and its directors and executive officers in Novelion’s proposed voluntary liquidation and dissolution by reading the proxy statement and other public filings referred to in this Form 8-K.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, the state of Novelion’s operations and remaining assets following the Closing, Novelion’s ability to effect the deconsolidation of Aegerion from its financial statements and file its Quarterly Report on Form 10-Q within the anticipated timeframe or at all, the delisting of Novelion’s securities from the Nasdaq Global Select Market and the success of any appeal associated therewith, the possibility that there will be no market for trading Novelion’s securities or that trading will be suspended, as well as those risks identified in Novelion’s filings with the Commission, including the preliminary proxy statement filed on September 20, 2019, and any subsequent filings with the Commission, which are available on the Commission’s website at www.sec.gov. If the Company’s common stock is delisted from the Nasdaq Global Select Market, it may trade in the U.S. on the over-the-counter market, which is a less liquid market. In such case, the Company’s shareholders’ ability to trade, or obtain quotations of the market value of, the Company’s common stock would be severely limited because of lower trading volumes and transaction delays. Novelion makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

Investors and others should note that Novelion communicates with its investors and the public using Novelion’s website www.novelion.com, including press releases and other company disclosures that may be important for investors. The information that Novelion posts on this website could be deemed to be material information. As a result, Novelion encourages investors, the media and others interested to review the information that Novelion posts there on a regular basis. The contents of Novelion’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  September 27, 2019